Exhibit 32.2
Certification pursuant to 18 U.S.C., Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
__________________________________________
In connection with the Quarterly Report on Form 10-Q of The First Bancshares, Inc. (the “Company”) for the period ended September 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dee Dee Lowery, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1)the Report fully complies with the requirements of Section 13(a) or Section 15 (d) of the Securities Exchange Act of 1934, as amended; and
2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Donna T. (Dee Dee) Lowery
Name:	Donna T. (Dee Dee) Lowery
Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Principal Accounting Officer)
Date:	November 9, 2023